LIBERTY ALL–STAR® EQUITY FUND

USA

1ST QUARTER MARCH 31, 2014

ALL-STAR®
EQUITY FUND

LIBERTY ALL-STAR® EQUITY FUND

Period Ending March 31, 2014 (Unaudited)

Fund Statistics	1st Quarter 2014
Net Asset Value (NAV)	$6.67
Market Price	$5.88
Discount	11.8%
Distribution*	$0.10
Market Price Trading Range	$5.50 to $6.02
Discount Range	10.6% to 12.6%

Performance
Shares Valued at NAV with Dividends Reinvested	1.11%
Shares Valued at Market Price with Dividends Reinvested	0.18%
Dow Jones Industrial Average	(0.15)%
Lipper Large-Cap Core Mutual Fund Average	1.69%
NASDAQ Composite Index	0.83%
S&P 500® Index	1.81%

*

Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported on Form 1099-DIV for 2014.

Returns for the Fund are total returns, which include dividends. Performance returns are net of management fees and other Fund expenses.

The figure shown for the Lipper Large-Cap Core Mutual Fund Average is based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Figures for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 18.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Equity Fund	President’s Letter
(Unaudited)

Fellow Shareholders:	April 2014

Measured by return, the first quarter of 2014 was subdued, especially when compared with 2013’s 32.39 percent gain in the S&P 500® Index, including the fourth quarter return of 10.51 percent. For the first quarter, the S&P 500® returned 1.81 percent; the widely followed Dow Jones Industrial Average was fractionally negative, losing 0.15 percent; and the technology-focused NASDAQ Composite Index advanced 0.83 percent.

The first quarter represented the fifth straight quarterly rise for the S&P 500® and the NASDAQ Composite, although it was the smallest advance for both since the fourth quarter of 2012. While the S&P 500® rose to a record high in February, it backed off in March when it appeared that the Federal Reserve might raise short-term interest rates earlier than anticipated. As the quarter closed, remarks from the new Federal Reserve Chair, Janet Yellen, eased investor concerns about the potential for an early rate increase and the second quarter opened with the S&P 500® rising to another record—its seventh of the year. Economic news remained mixed during the quarter; on balance, however, data continued to indicate moderate, but steady improvement. Investors did find cause for concern in soft economic news out of China and heightened geopolitical tensions arising from Russia’s seizure of Crimea and unrest in Ukraine.

Liberty All-Star® Equity Fund

Liberty All-Star® Equity Fund returns generally tracked broad indices over the quarter. The Fund returned 1.11 percent with shares valued at net asset value (NAV) with dividends reinvested and 0.18 percent with shares valued at market price with dividends reinvested. For the trailing 12-month period, the Fund has returned 22.83 percent with shares valued at NAV with dividends reinvested and 21.47 percent with shares valued at market price with dividends reinvested. For the quarter and trailing 12 months, the Lipper Large-Cap Core Mutual Fund Average returned 1.69 percent and 21.18 percent, respectively. For the quarter, the discount at which Fund shares traded relative to their NAV was largely unchanged from the previous quarter, ranging from a low of 10.6 percent to a high of 12.6 percent.

For the quarter, value style investing generally outperformed growth style investing, which is of interest to Fund shareholders, as the Fund’s multi-management structure allocates assets between value and growth style investment managers. The Russell 1000® Value Index returned 3.02 percent for the quarter compared with 1.12 percent for the Russell 1000® Growth Index.

In keeping with policy, the Fund’s distribution for the first quarter was $0.10. The Fund’s distribution policy has been in place since 1988 and is a major component of the Fund’s total return. These distributions add up to $24.37 since 1987 (the Fund’s first full calendar year of operations). We would emphasize that shareholders should include these distributions when determining the return on their investment in the Fund.

While markets moved sideways in the first quarter, volatility increased as the period drew to a close and the second quarter got underway. The volatility hit the NASDAQ Composite hardest—

First Quarter Report (Unaudited) | March 31, 2014	1

President’s Letter	Liberty All-Star® Equity Fund
(Unaudited)

specifically, high-growth information technology, biotechnology and social networking stocks—but showed some signs of spreading to other sectors of the market. One contributing factor was last year’s strong gains, as investors became concerned valuations had become stretched. A retrenchment is to be expected—and can be healthy for the long term—in the wake of the 30 percent-plus returns seen in 2013, not to mention a bull market that dates back five years to March 2009. We will monitor trends as they unfold, but continue to believe that the Fund’s philosophy, objectives and structure will serve long-term investors well through all market cycles.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Equity Fund

The views expressed in the President’s letter reflect the views of the President as of April 2014 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	Table of Distributions & Rights Offerings
March 31, 2014 (Unaudited)

		Rights Offerings
			Shares Needed to
	Per Share	Month	Purchase One	Subscription
Year	Distributions	Completed	Additional Share	Price	Tax Credits*
1988	$0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10**	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009***	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014 1st Quarter	0.10
Total	$23.19

*

The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

**	The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.
***	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

DISTRIBUTION POLICY

Liberty All-Star® Equity Fund’s current policy is to pay distributions on its shares totaling approximately 6 percent of its net asset value per year, payable in four quarterly installments of 1.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.

First Quarter Report (Unaudited) | March 31, 2014	3

Top 20 Holdings & Economic Sectors	Liberty All-Star® Equity Fund
March 31, 2014 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
Google, Inc., Class A	2.28%
JPMorgan Chase & Co.	2.24
Schlumberger Ltd.	2.14
Salesforce.com, Inc.	1.91
Bank of America Corp.	1.71
Hewlett-Packard Co.	1.63
Citigroup, Inc.	1.60
SunTrust Banks, Inc.	1.53
Amazon.com, Inc.	1.47
MetLife, Inc.	1.41
Starbucks Corp.	1.39
QUALCOMM, Inc.	1.38
Visa, Inc., Class A	1.34
Devon Energy Corp.	1.29
American International Group, Inc.	1.22
State Street Corp.	1.22
Microsoft Corp.	1.20
Precision Castparts Corp.	1.20
Weatherford International Ltd.	1.18
TE Connectivity Ltd.	1.13
30.47%

Economic Sectors*	Percent of Net Assets
Financials	27.14%
Information Technology	17.35
Consumer Discretionary	14.87
Energy	14.06
Health Care	10.50
Industrials	6.48
Consumer Staples	4.44
Materials	1.55
Utilities	0.54
Other Net Assets	3.07
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Major Stock Changes in the Quarter
March 31, 2014 (Unaudited)

The following are the major ($4 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the first quarter of 2014.

	Shares
Security Name	Purchases (Sales)	Held as of 3/31/14
Purchases
Facebook, Inc.	80,761	80,761
Pharmacyclics, Inc.	37,530	37,530

Sales
Archer-Daniels-Midland Co.	(133,000)	0
Citrix Systems, Inc.	(129,054)	0
Joy Global, Inc.	(72,487)	0
Morgan Stanley	(143,475)	405,034
Philip Morris International, Inc.	(57,315)	0
Praxair, Inc.	(50,400)	0
Ralph Lauren Corp.	(25,726)	0

First Quarter Report (Unaudited) | March 31, 2014	5

Investment Managers/ Portfolio Characteristics	Liberty All-Star® Equity Fund
March 31, 2014 (Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS As of March 31, 2014 (Unaudited)

		Investment Style Spectrum
	Value				Growth

	SCHNEIDER	PZENA	MATRIX	CORNERSTONE	TCW	TOTAL FUND	S&P 500® INDEX
Number of Holdings	39	39	35	47	33	164*	500
Percent of Holdings in Top 10	55%	37%	38%	38%	44%	19%	18%
Weighted Average Market Capitalization (billions)	$44	$83	$107	$64	$59	$72	$118
Average Five-Year Earnings Per Share Growth	7%	6%	13%	16%	13%	11%	10%
Dividend Yield	1.1%	1.9%	2.1%	0.8%	0.6%	1.3%	2.0%
Price/Earnings Ratio**	16x	13x	17x	29x	34x	19x	18x
Price/Book Value Ratio	1.4x	1.8x	2.2x	3.9x	5.2x	2.5x	2.8x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
As of March 31, 2014 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (96.93%)
CONSUMER DISCRETIONARY (14.87%)
Auto Components (1.18%)
Johnson Controls, Inc.	141,774	$6,708,746
Magna International, Inc.	22,264	2,144,246
TRW Automotive Holdings Corp.(a)	61,625	5,029,832

		13,882,824

Automobiles (0.59%)
General Motors Co.	157,600	5,424,592
Tesla Motors, Inc.(a)	6,981	1,455,189

		6,879,781

Hotels, Restaurants & Leisure (3.57%)
Carnival Corp.	210,805	7,981,077
Marriott International, Inc., Class A	204,031	11,429,817
McDonald’s Corp.	61,500	6,028,845
Orient-Express Hotels Ltd., Class A(a)	8,189	118,003
Starbucks Corp.	223,270	16,383,553

		41,941,295

Household Durables (2.35%)
Lennar Corp., Class A	209,340	8,294,051
PulteGroup, Inc.	316,878	6,080,889
Taylor Morrison Home Corp., Class A(a)	71,159	1,672,237
Toll Brothers, Inc.(a)	324,226	11,639,713

		27,686,890

Internet & Catalog Retail (2.35%)
Amazon.com, Inc.(a)	51,281	17,257,082
priceline.com, Inc.(a)	7,295	8,694,838
Shutterfly, Inc.(a)	40,253	1,717,998

		27,669,918

Media (2.12%)
Comcast Corp., Class A	115,461	5,775,359
News Corp., Class A(a)	305,600	5,262,432
News Corp., Class B(a)	112,445	1,877,831
Omnicom Group, Inc.	93,825	6,811,695
The Walt Disney Co.	65,697	5,260,359

		24,987,676

Specialty Retail (1.85%)
The Home Depot, Inc.	96,954	7,671,970
Office Depot, Inc.(a)	129,348	534,207
Staples, Inc.	437,175	4,957,565
Tiffany & Co.	70,915	6,109,327
The TJX Cos., Inc.	41,340	2,507,271

		21,780,340

See Notes to Schedule of Investments.
First Quarter Report (Unaudited) | March 31, 2014	7

Schedule of Investments	Liberty All-Star® Equity Fund
As of March 31, 2014 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (0.86%)
Kate Spade & Co.(a)	49,068	$1,819,932
Lululemon Athletica, Inc.(a)	11,650	612,674
NIKE, Inc., Class B	62,128	4,588,774
PVH Corp.	24,930	3,110,516

		10,131,896

CONSUMER STAPLES (4.44%)
Beverages (1.21%)
The Coca-Cola Company	84,000	3,247,440
Diageo PLC(b)	46,460	5,788,451
PepsiCo, Inc.	62,100	5,185,350

		14,221,241

Food & Staples Retailing (1.58%)
Costco Wholesale Corp.	65,226	7,284,440
CVS Caremark Corp.	76,500	5,726,790
Whole Foods Market, Inc.	110,598	5,608,424

		18,619,654

Food Products (0.81%)
Kellogg Co.	30,600	1,918,926
Mead Johnson Nutrition Co.	71,300	5,927,882
Whitewave Foods Co.(a)	60,196	1,717,994

		9,564,802

Household Products (0.65%)
The Procter & Gamble Co.	95,000	7,657,000

Personal Products (0.19%)
The Estee Lauder Cos., Inc., Class A	33,326	2,228,843

ENERGY (14.06%)
Energy Equipment & Services (4.95%)
Baker Hughes, Inc.	139,950	9,099,549
Dril-Quip, Inc.(a)	44,320	4,968,272
Oceaneering International, Inc.	71,675	5,150,565
Schlumberger Ltd.	257,772	25,132,770
Weatherford International Ltd.(a)	801,353	13,911,488

		58,262,644

Oil, Gas & Consumable Fuels (9.11%)
Anadarko Petroleum Corp.	32,898	2,788,434
Arch Coal, Inc.	1,960,666	9,450,410
BP PLC(b)	223,450	10,747,956
Chesapeake Energy Corp.	453,393	11,615,929
Chevron Corp.	54,000	6,421,140
Cobalt International Energy, Inc.(a)	193,032	3,536,346

See Notes to Schedule of Investments.
8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
As of March 31, 2014 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
ConocoPhillips	92,600	$6,514,410
CONSOL Energy, Inc.	122,942	4,911,533
Devon Energy Corp.	226,106	15,133,275
Exxon Mobil Corp.	44,775	4,373,622
Occidental Petroleum Corp.	88,000	8,385,520
Peabody Energy Corp.	596,066	9,739,718
Royal Dutch Shell PLC(b)	152,675	11,154,436
WPX Energy, Inc.(a)	136,844	2,467,297

		107,240,026

FINANCIALS (27.14%)
Capital Markets (5.38%)
The Charles Schwab Corp.	324,100	8,857,653
Franklin Resources, Inc.	85,600	4,637,808
The Goldman Sachs Group, Inc.	37,450	6,136,182
Invesco Ltd.	133,575	4,942,275
Morgan Stanley	405,034	12,624,910
State Street Corp.	205,875	14,318,606
T. Rowe Price Group, Inc.	64,682	5,326,563
UBS AG	313,400	6,493,648

		63,337,645

Commercial Banks (5.49%)
Barclays PLC(b)	263,601	4,138,536
BB&T Corp.	205,000	8,234,850
Comerica, Inc.	70,225	3,637,655
First Republic Bank	90,032	4,860,828
Huntington Bancshares, Inc.	232,402	2,317,048
KeyCorp	176,125	2,508,020
The PNC Financial Services Group, Inc.	70,666	6,147,942
Regions Financial Corp.	427,593	4,750,558
SunTrust Banks, Inc.	452,203	17,993,157
Wells Fargo & Co.	202,500	10,072,350

		64,660,944

Consumer Finance (2.35%)
American Express Co.	46,500	4,186,395
Capital One Financial Corp.	98,700	7,615,692
Visa, Inc., Class A	73,268	15,815,631

		27,617,718

Diversified Financial Services (6.43%)
Bank of America Corp.	1,169,708	20,118,978
Citigroup, Inc.	396,439	18,870,496
CME Group, Inc.	60,544	4,480,861
ING US, Inc.	159,425	5,782,345

See Notes to Schedule of Investments.
First Quarter Report (Unaudited) | March 31, 2014	9

Schedule of Investments	Liberty All-Star® Equity Fund
As of March 31, 2014 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Diversified Financial Services (continued)
JPMorgan Chase & Co.	434,645	$26,387,298

		75,639,978

Insurance (6.15%)
ACE Ltd.	86,700	8,588,502
The Allstate Corp.	111,842	6,328,020
American International Group, Inc.	287,216	14,363,672
Assured Guaranty Ltd.	242,789	6,147,417
Axis Capital Holdings Ltd.	156,000	7,152,600
The Hartford Financial Services Group, Inc.	229,380	8,090,233
MetLife, Inc.	313,725	16,564,680
Willis Group Holdings PLC	115,350	5,090,396

		72,325,520

Real Estate Investment Trusts (0.92%)
American Tower Corp.	120,360	9,853,873
Columbia Property Trust, Inc.	35,337	962,933

		10,816,806

Real Estate Management & Development (0.42%)
Zillow, Inc., Class A(a)	56,285	4,958,709

HEALTH CARE (10.50%)
Biotechnology (1.90%)
Alexion Pharmaceuticals, Inc.(a)	6,998	1,064,606
BioMarin Pharmaceutical, Inc.(a)	80,245	5,473,511
Celgene Corp.(a)	43,715	6,102,614
Gilead Sciences, Inc.(a)	83,823	5,939,698
Pharmacyclics, Inc.(a)	37,530	3,761,257

		22,341,686

Health Care Equipment & Supplies (2.30%)
Becton, Dickinson & Co.	43,350	5,075,418
Edwards Lifesciences Corp.(a)	88,872	6,591,636
Hologic, Inc.(a)	344,000	7,396,000
Zimmer Holdings, Inc.	84,500	7,992,010

		27,055,064

Health Care Providers & Services (1.99%)
Brookdale Senior Living, Inc.(a)	103,973	3,484,135
Catamaran Corp.(a)	205,607	9,202,969
Cigna Corp.	70,375	5,892,499
Laboratory Corp. of America Holdings(a)	48,350	4,748,454

		23,328,057

Health Care Technology (1.34%)
athenahealth, Inc.(a)	38,700	6,201,288

See Notes to Schedule of Investments.
10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
As of March 31, 2014 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Health Care Technology (continued)
Cerner Corp.(a)	170,168	$9,571,950

		15,773,238

Life Sciences Tools & Services (0.76%)
Illumina, Inc.(a)	19,900	2,958,334
Thermo Fisher Scientific, Inc.	50,000	6,012,000

		8,970,334

Pharmaceuticals (2.21%)
Abbott Laboratories	107,925	4,156,192
Allergan, Inc.	52,255	6,484,845
Johnson & Johnson	84,500	8,300,435
Teva Pharmaceutical Industries Ltd.(b)	134,200	7,091,128

		26,032,600

INDUSTRIALS (6.48%)
Aerospace & Defense (1.82%)
The Boeing Co.	15,455	1,939,448
Bombardier, Inc., Class B	834,458	3,098,593
Precision Castparts Corp.	55,812	14,107,041
Textron, Inc.	57,407	2,255,521

		21,400,603

Building Products (0.41%)
Masco Corp.	218,425	4,851,219

Construction & Engineering (0.40%)
Fluor Corp.	60,709	4,718,911

Electrical Equipment (0.35%)
Eaton Corp. PLC	55,500	4,169,160

Machinery (1.27%)
Caterpillar, Inc.	68,000	6,757,160
Navistar International Corp.(a)	97,762	3,311,199
Parker Hannifin Corp.	41,150	4,926,066

		14,994,425

Professional Services (0.49%)
Verisk Analytics, Inc., Class A(a)	96,200	5,768,152

Trading Companies & Distributors (1.50%)
Fastenal Co.	242,255	11,948,017
United Rentals, Inc.(a)	59,400	5,639,436

		17,587,453

See Notes to Schedule of Investments.
First Quarter Report (Unaudited) | March 31, 2014	11

Schedule of Investments	Liberty All-Star® Equity Fund
As of March 31, 2014 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Transportation Infrastructure (0.24%)
Aegean Marine Petroleum Network, Inc.	281,245	$2,773,076

INFORMATION TECHNOLOGY (17.35%)
Communications Equipment (1.99%)
Cisco Systems, Inc.	321,000	7,193,610
QUALCOMM, Inc.	206,000	16,245,160

		23,438,770

Computers & Peripherals (1.89%)
Hewlett-Packard Co.	592,500	19,173,300
Stratasys Ltd.(a)	28,501	3,023,671

		22,196,971

Electronic Equipment & Instruments (1.71%)
Corning, Inc.	316,500	6,589,530
LG Display Co. Ltd.(a)(b)	18,097	226,213
TE Connectivity Ltd.	220,325	13,265,768

		20,081,511

Internet Software & Services (4.62%)
Equinix, Inc.(a)	37,345	6,902,850
Facebook, Inc.(a)	80,761	4,865,043
Google, Inc., Class A(a)	24,046	26,799,507
LinkedIn Corp., Class A(a)	48,522	8,973,659
Rackspace Hosting, Inc.(a)	208,341	6,837,751

		54,378,810

Semiconductors & Semiconductor Equipment (1.77%)
Altera Corp.	69,541	2,520,166
ARM Holdings PLC(b)	139,420	7,106,237
Intel Corp.	236,125	6,094,386
Micron Technology, Inc.(a)	217,545	5,147,115

		20,867,904

Software (5.37%)
Microsoft Corp.	345,775	14,173,318
Oracle Corp.	191,025	7,814,833
Salesforce.com, Inc.(a)	394,258	22,508,189
ServiceNow, Inc.(a)	61,900	3,709,048
Splunk, Inc.(a)	84,700	6,055,203
Symantec Corp.	134,732	2,690,598
VMware, Inc., Class A(a)	57,600	6,221,952

		63,173,141

MATERIALS (1.55%)
Chemicals (0.99%)
EI du Pont de Nemours & Co.	95,000	6,374,500

See Notes to Schedule of Investments.
12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
As of March 31, 2014 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Chemicals (continued)
The Sherwin-Williams Co.	26,793	$5,281,704

		11,656,204

Metals & Mining (0.56%)
Alcoa, Inc.	127,565	1,641,762
Freeport-McMoRan Copper & Gold, Inc.	75,660	2,502,076
Silver Wheaton Corp.	109,820	2,492,914

		6,636,752

UTILITIES (0.54%)
Electric Utilities (0.54%)
Entergy Corp.	80,975	5,413,179
FirstEnergy Corp.	28,355	964,920

		6,378,099

TOTAL COMMON STOCKS (COST OF $923,520,476)		1,140,684,290

EXCHANGE TRADED FUND (0.10%)
Exchange Traded Fund (0.10%)
iShares® Russell 1000 Value	11,845	1,143,042

TOTAL EXCHANGE TRADED FUND (COST OF $1,103,205)		1,143,042

	PAR VALUE	MARKET VALUE
SHORT TERM INVESTMENT (2.52%)
REPURCHASE AGREEMENT (2.52%)
Repurchase agreement with State Street Bank & Trust Co., dated 3/31/14, due 04/01/14 at 0.01%, collateralized by Federal Home Loan Mortgage Corp., 3.00%, 03/15/43, market value of $30,200,406 and par value of $33,380,000. (Repurchase proceeds of $29,597,008). (COST OF $29,597,000)	$29,597,000	$29,597,000

TOTAL INVESTMENTS (99.55%) (COST OF $954,220,681)(c)		1,171,424,332
OTHER ASSETS IN EXCESS OF LIABILITIES (0.45%)		5,342,631

NET ASSETS (100.00%)		$1,176,766,963

NET ASSET VALUE PER SHARE (176,415,903 SHARES OUTSTANDING)		$6.67

See Notes to Schedule of Investments.
First Quarter Report (Unaudited) | March 31, 2014	13

Schedule of Investments	Liberty All-Star® Equity Fund
As of March 31, 2014 (Unaudited)

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Cost of investments for federal income tax purposes is $961,172,501.

Gross unrealized appreciation and depreciation at March 31, 2014 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$272,702,584
Gross unrealized depreciation	(62,450,753)

Net unrealized appreciation	$210,251,831

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Schedule of Investments.
14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments
March 31, 2014 (Unaudited)

Security Valuation

Equity securities including common stocks and exchange traded funds are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Repurchase agreements are valued at cost, which approximates fair value. Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Fund’s Board of Trustees.

Foreign Securities

The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible devaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers. For the period ended March 31, 2014, the Fund only held American Depositary Receipts and did not hold any securities denominated in foreign currencies.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund engages in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation, including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. These collateral agreements mitigate the counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Repurchase agreements are entered into by the Fund under a Master Repurchase Agreement (“MRA”) which permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due or from the Fund.

First Quarter Report (Unaudited) | March 31, 2014	15

Notes to Schedule of Investments	Liberty All-Star® Equity Fund
March 31, 2014 (Unaudited)

Income Recognition

Interest income is recorded on the accrual basis. Premiums and discounts are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities and exchange-traded funds, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Repurchase agreements are valued at cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments
March 31, 2014 (Unaudited)

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2014. The Fund recognizes transfers between the levels as of the beginning of the annual period in which the transfer occurred.

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,140,684,290	$–	$–	$1,140,684,290
Exchange Traded Fund	1,143,042	–	–	1,143,042
Short Term Investment	–	29,597,000	–	29,597,000
Total	$1,141,827,332	$29,597,000	$–	$1,171,424,332

*	See Schedule of Investments for industry classifications.

For the period ended March 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the period.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

First Quarter Report (Unaudited) | March 31, 2014	17

Description of Lipper Benchmark And Market Indicies	Liberty All-Star® Equity Fund
March 31, 2014 (Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 1000® Growth Index

Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index

Measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 3000® Index

Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

S&P 500® Index

A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

First Quarter Report (Unaudited) | March 31, 2014	18

INVESTMENT ADVISOR	LEGAL COUNSEL
ALPS Advisors, Inc.	K&L Gates LLP
1290 Broadway, Suite 1100	1601 K Street, NW
Denver, Colorado 80203	Washington, DC 20006
303-623-2577 www.all-starfunds.com	TRUSTEES
John A. Benning*
Thomas W. Brock*
INDEPENDENT REGISTERED	Edmund J. Burke
PUBLIC ACCOUNTING FIRM	George R. Gaspari*
Deloitte & Touche LLP	Richard W. Lowry*, Chairman
555 Seventeenth Street, Suite 3600	Dr. John J. Neuhauser*
Denver, Colorado 80202	Richard C. Rantzow*

CUSTODIAN	OFFICERS
State Street Bank & Trust Company	William R. Parmentier, Jr., President
One Lincoln Street	Mark T. Haley, CFA, Senior Vice President
Boston, Massachusetts 02111	Edmund J. Burke, Vice President
Kimberly R. Storms, Treasurer
Erin D. Nelson, Secretary
INVESTOR ASSISTANCE,	Alex J. Marks, Assistant Secretary
TRANSFER & DIVIDEND	Melanie H. Zimdars, Chief Compliance Officer
DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.	* Member of the Audit Committee
P.O. Box 30170
College Station, Texas 77842-3170
1-800-LIB-FUND (1-800-542-3863) www.computershare.com

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC’s website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000592 11/30/14